                                                                    EXHIBIT 99.4

                             TOWERSTREAM CORPORATION

                             AUDIT COMMITTEE CHARTER

PURPOSE

          The role of the Audit Committee is to assist the Board of Directors
(the "Board") in fulfilling its oversight responsibilities related to:

          o    the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements;

          o    the surveillance of administration, disclosure and financial controls;

          o    the Company's compliance with legal and regulatory requirements;

          o    the Company's monitoring and enforcement of its Code of Business
               Conduct and Ethics;

          o    the qualifications and independence of any independent auditor of the Company; and

          o    the performance of the Company's internal audit function and the
               Company's independent auditor(s).

          The Audit Committee shall also prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

COMPOSITION

          The Audit Committee shall be comprised of at least three directors each of whom (i) is "independent" under the rules of the NASDAQ Stock Market,
Inc., except as provided by NASDAQ Rule 4350(d), and the Sarbanes-Oxley Act of
2002, and the rules promulgated thereunder, (ii) does not accept any consulting fee, advisory or other compensatory fee from the Company other than in his or her capacity as a Member of the Board, and (iii) is not an "affiliate" of the
Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Act"). Members of the Audit Committee shall be appointed by the Board upon the recommendation of a majority of the independent directors and may be removed by the Board in its discretion. All members of the Audit Committee must be able to read and understand financial statements prepared in accordance with U.S. generally accepted accounting principles ("GAAP") at the time of their appointment. In addition the Audit Committee must have at least one committee member that meets the requirements of an "Audit Committee Financial Expert," as such term is defined in Item 401(e) of Regulation S-B and Item 401(h) of Regulation S-K.

          Notwithstanding the immediately preceding paragraph, one director who is not "independent" under the rules of the NASDAQ Stock Market, Inc., who does not accept any consulting,

advisory or other compensatory fee from the Company other than in his or her capacity as a Member of the Board, who is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the
Act, and who is not a current officer or employee, or a spouse, parent, child, sibling, whether by blood, marriage or adoption, or a person who has the same residence as any current officer or employee may be appointed to the Audit
Committee if the Board, under exceptional and limited circumstances, shall have determined that such person's membership on the Audit Committee is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual meeting proxy statement or Annual Report subsequent to such determination, the nature of the relationship, and the reasons for the determination. Any such member appointed to the Audit Committee may only serve up to two years and may not chair the Audit Committee.

MEETINGS

          The Audit Committee shall meet as often as it determines but no less than once per quarter, either in person or telephonically, and at such times and places as the Audit Committee shall determine. The Audit Committee should have unrestricted access to and meet regularly with each of management, the principal internal auditor of the Company and the principal outside auditing firm to discuss any matters that the Audit Committee or either of these groups believes should be discussed. In addition, the Audit Committee or its chairperson should meet with the independent auditors and management quarterly to review the
Company's financial statements. A majority of the members of the Audit Committee present in person or by telephone shall constitute a quorum. The Audit Committee shall report regularly to the full Board with respect to its activities.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

          The Audit Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. In this regard, the Audit Committee shall have the sole authority to (A) appoint and retain, (B) determine the funding for, and (C) when appropriate, terminate the outside auditing firm, which shall report directly to the Audit Committee. The Audit Committee will be responsible for resolving any disputes between the outside auditing firms and the Company's management.

RESPONSIBILITIES AND DUTIES

          To fulfill its responsibilities and duties the Audit Committee shall:

A. Financial Reporting Processes and Documents/Reports Review

          1. Evaluate annually the performance of the Audit Committee and the adequacy of the Audit Committee charter.

          2. Review and discuss with the independent auditor(s): (A) the scope of the audit, the results of the annual audit examination by the auditor and any accompanying management letters, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditing firm's activities or on access

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to requested information, and any significant disagreements with management; (B)
any reports of the outside auditing firms with respect to interim periods, as deemed appropriate by the Audit Committee; and (C) any other matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          3. Review and discuss with management and the independent auditor(s)
the annual audited and quarterly unaudited financial statements of the Company, including (A) an analysis of the auditor's judgment as to the quality of the
Company's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (B) the Company's disclosures under "Management's Discussion and
Analysis of Financial Condition and Results of Operations," including the development, selection and reporting of accounting policies that may be regarded as critical; and (C) major issues regarding the Company's accounting principles and financial statement presentations, including any significant changes in the
Company's selection or application of accounting principles and financial statement presentations.

          4. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K or Form 10-KSB, as the case may be.

          5. Evaluate whether management is setting the appropriate tone at the top by communicating the importance of strong control systems.

          6. Review and discuss the adequacy of the Company's internal controls, any significant deficiencies and material weaknesses if any in internal controls, and any significant changes in such controls with the Company's independent auditors, internal auditors and management, and the adequacy of disclosures about changes in internal control over financial reporting.

          7. Review with the Company's independent auditors, internal auditors and management the adequacy and effectiveness of the Company's information management systems.

          8. Periodically review and discuss with the Company's principal internal auditor the scope of the internal audit plan, results of the audits conducted by the Company's internal auditors, inclusive of findings, recommendations, management's response and any significant difficulties encountered during the course of the audit.

          9. Periodically review and discuss the adequacy and effectiveness of the Company's disclosure controls and procedures and management reports thereon.

          10. Review disclosures made to the Audit Committee by the Company's
Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and 10-Q, or Form 10-KSB and 10-QSB, as the case may be, about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.
Review and discuss with management (including the senior internal audit executive) and the independent auditor the Company's internal controls report
and

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the independent auditor's attestation of the report prior to the filing of the Company's Form 10-K or Form 10-KSB, as the case may be.

          11. Review and timely discuss with management and the principal outside auditors any material financial or non-financial arrangements of the
Company which do not appear on the financial statements of the Company.

          12. Discuss with management any matters that could have a material impact on the Company's financial statements.

          13. Review annually reports of fees for audit, non-audit and legal fees for services rendered.

          14. Review and discuss with the independent auditors their report regarding (A) all critical accounting policies and practices to be used; (B) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the
Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the principal independent auditors;
and (C) other material written communications between the independent auditors and Company management, such as any management letter comments and schedule of unadjusted differences.

          15. Review with financial management and the principal outside auditing firm the Company's filings with the SEC prior to their filing or prior to the release of earnings reports. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made). The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

          16. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives on the Company's financial statements.

          17. Ensure that a public announcement of the Company's receipt of an audit opinion that contains a going concern qualification is made promptly.

B. Independent Accountants

          18. Approve in advance all auditing services and internal
control-related services to be provided by the principal outside auditing firm, including any written engagement letter related thereto.

          19. Establish policies and procedures for the engagement of the principal outside auditing firm to provide permissible non-audit services, which shall require preapproval by the Audit Committee of all permissible non-audit services to be provided by the outside auditing firm (other than with respect to de minimis exceptions described in Section 10A(i)(1)(B) of the Act that are approved by the Audit Committee prior to the

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completion of the audit). Ensure that approval of non-audit services are disclosed to investors in periodic reports required by Section 13(a) of the Act.

          20. The authority to grant preapproval of audit and non-audit services may be delegated to one or more designated members of the audit committee who are independent directors. Any such delegation shall be presented to the full
Audit Committee at its next scheduled meeting.

          21. Consider, at least annually, the independence of the principal outside auditing firm, including whether the outside auditing firm's performance of permissible non-audit services is compatible with the auditor's independence;
obtain and review a written report by the outside auditing firm describing any relationships between the outside auditing firm and the Company or any relationships between the outside auditing firm and the Company or any other relationships that may adversely affect the independence of the auditor; discuss with the outside auditing firm any disclosed relationship or services that may impact the objectivity and independence of the auditor; and present to the Board the Audit Committee's conclusions with respect to the independence of the outside auditing firm.

          22. Ensure rotation of the audit partners as required by law.

          23. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditors.

          24. Establish policies for the hiring of employees and former employees of the outside auditing firm.

C. Outside Advisors

          The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Audit Committee in the performance of its functions. The Audit
Committee shall have sole authority to approve related fees and retention terms and shall receive funding for these appointments and ordinary administrative expenses from the Company.

D. Oversight of the Company's Internal Audit Function

          25. Review the appointment and replacement of the senior internal auditing executive.

          26. Review the significant reports to management prepared by the internal auditing department and management's responses.

          27. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

E. Ethical and Legal Compliance

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          28. Review and update periodically the Code of Business Conduct and
Ethics and ensure that management has established a system to enforce the Code of Business Conduct and Ethics.

          29. Approve, if the duty is not delegated to a comparable body of the
Board, all related party transactions, which refers to transactions required to be disclosed under Item 404 of Regulation S-K or Item 404 of Regulation S-B, as
the case may be.

          30. Review with the Company's counsel any legal, tax or regulatory matter that could have a significant impact on the Company's financial statements.

          31. Establish procedures for the receipt, retention, treatment and communication to the Audit Committee of complaints received by the Company regarding violations of the Code of Business Conduct and Ethics (including suspected fraud), accounting, internal accounting controls or auditing matters.

          32. Establish procedures for the confidential, anonymous submission by employees of concerns, including concerns regarding questionable accounting or auditing matters.

          33. Approve all material related party transactions.

          34. Obtain from the independent auditor assurance that Section 10A(b)
of the Exchange Act has not be implicated.

          35. Perform any other activities consistent with this Charter, the
Company's bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

LIMITATION OF AUDIT COMMITTEE'S ROLE

          While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. Further, it is not the duty of the Audit Committee to conduct investigations or to ensure the
Company and its employees comply with laws and regulations or the Company's Code of Business Conduct and Ethics.

                                 Adopted by Resolution of the Board of Directors
                                                                January 12, 2007

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